Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of CANNABICS PHARMACEUTICALS INC. (the “Company”) on Form 10-K for the year ending August 31, 2021, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Uri Ben-Or, Chief Financial Officer (Principal Financial Officer) of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Annual Report on Form 10-K for the year ending August 31, 2021, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Annual Report on Form 10-K for the year ending August 31, 2021, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 29, 2021	By:	/s/ Uri Ben-Or
Uri Ben-Or Chief Financial Officer Principal Accounting Officer
CANNABICS PHARMACEUTICALS INC.